                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       PRECISION OPTICS CORPORATION, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                                                                October 14, 1999

To the Shareholders:

    The Board of Directors and Officers of Precision Optics Corporation, Inc. invite you to attend the 1999 Annual Meeting of Shareholders to be held Tuesday, November 9, 1999, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts.

    A copy of the Proxy Statement and the Company's 1999 Annual Report to Shareholders are enclosed.

    If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy and return it as soon as possible in the enclosed envelope.

                                                      Very truly yours,

                                                      RICHARD E. FORKEY

                                                      PRESIDENT

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 1999

    The 1999 Annual Meeting of Shareholders of Precision Optics Corporation, Inc. (the "Company") will be held on Tuesday, November 9, 1999, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, for the following purposes:

    1. To elect two directors to hold office for a three-year term and until their successors shall be elected and shall have been qualified.

    2. To approve an amendment to the Articles of Organization of the Company to increase the aggregate number of shares of Common Stock, par value $.01, that the Company shall have authority to issue from 10,000,000 shares to 20,000,000 shares.

    3. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

    All shareholders of record at the close of business on Thursday, September 30, 1999, are entitled to notice of and to vote at the meeting.

    Shareholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          JACK P. DREIMILLER
                                          CLERK

October 14, 1999

                       PRECISION OPTICS CORPORATION, INC.

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for the 1999 annual meeting of shareholders of the Company to be held November 9, 1999, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to shareholders on or about October 14, 1999.

VOTING RIGHTS AND OUTSTANDING SHARES

    As of September 30, 1999, the Company had outstanding 7,687,595 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on September 30, 1999 to one vote in person or by proxy on the matters to be voted upon at the meeting.

    The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mails, the Company may use the services of some of its directors, officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

    Consistent with Massachusetts law and under the Company's by-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

    If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the shareholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the shareholder does not specify how the shares are to be voted, such shares will be voted in favor of each of the proposals described in Items 1 and 2 below. Shares represented by proxies that indicate an abstention or a "broker non-vote" (that is, shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares indicating an abstention will be treated as votes against the proposal; shares indicating a broker non-vote, however, will not constitute votes cast at the meeting and thus will have no effect on the outcome. The election of directors described in Item 1 requires a plurality of votes cast. Should the person so named as nominee be unable or unwilling to serve as director, the persons named in the form of proxy for the annual meeting may, in their discretion, vote for such other person or may vote to fix the number of directors at such number less than six, as the Board of Directors may recommend. The affirmative vote of a majority of the votes of holders of all issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting is required to authorize the proposed amendment to the Articles of Organization of the Company described in Item 2.

    Any shareholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person, (2) by filing with the Clerk of the Company a written instrument revoking the proxy or (3) delivering to the Clerk another newly executed proxy bearing a later date.

    At the date hereof, the Company's management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies, as the Board of Directors may recommend. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

                         ITEM 1. ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes that are equal in number, with staggered terms of office. Only one class is elected each year, and each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at six. At the annual meeting it is intended that the Company's Class III Directors (Dr. Macleod and Mr. Shannon) be elected to hold office until the annual meeting of shareholders in 2002 and until their respective successors have been duly elected and qualified. The nominees are currently directors of the Company. The directors in Class I (Messrs. Forkey and Benjamin) will hold office until the annual meeting of shareholders in 2000, and the directors in Class II (Messrs. Marxe and Pitlor) will hold office until the annual meeting of shareholders in 2001 (and in each case, until their respective successors have been duly elected and qualified). The names, ages, principal occupations for at least the last five years, and certain other information with regard to the directors, including the nominees, are as follows:

              NAME AND YEAR
          FIRST ELECTED DIRECTOR                AGE       PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
- ------------------------------------------      ---      ---------------------------------------------------------------
Richard E. Forkey (1982)*.................          59   President, Treasurer and a director of the Company since
                                                         founding the Company in 1982; Clerk of the Company from May
                                                         1983 to June 1990.

Edward A. Benjamin (1990)*................          61   Clerk of the Company from June 1990 to January 1998. Pending shareholder approvals on October 15, 1999, Mr. Benjamin will be a Trustee of the Board of Trustees of New England Zenith Fund
                                                         and a Member of the Board of Managers of New England Variable
                                                         Annuity Fund I. Mr. Benjamin was a partner in the law firm of
                                                         Ropes & Gray, Boston, Massachusetts, from 1969 to 1998.

H. Angus Macleod (1997)...................          66   Dr. Macleod has been President of the Thin Film Center, Inc. of
                                                         Tucson, Arizona, since 1992, a firm which provides software consulting and courses for design and analysis of thin film optical coating and filters. Dr. Macleod was a professor at the
                                                         University of Arizona between 1979 and 1995.

              NAME AND YEAR
          FIRST ELECTED DIRECTOR                AGE       PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
- ------------------------------------------      ---      ---------------------------------------------------------------
Austin W. Marxe (1998)*...................          59   Mr. Marxe has been the Managing Director of Special Situations
                                                         Fund III, L.P., a registered investment company based in New
                                                         York City, and several other affiliated and predecessor
                                                         investment funds, since 1990.

Joel R. Pitlor (1990)*....................          60   Since 1979, president of J.R. Pitlor, a management consulting firm that provides strategic business planning, which Mr.
                                                         Pitlor founded. Mr. Pitlor has provided business planning
                                                         consultation to the Company since 1983. Mr. Pitlor has been a director of Uroplasty, Inc., a Minnesota-based medical products supplier, since 1992.

Robert R. Shannon (1990)..................          67   Since 1969, professor at the Optical Sciences Center of the
                                                         University of Arizona and Director of the Center from 1983 to
                                                         July 1992.

- ------------------------

*   Directors whose terms do not expire this year.

    All of the shareholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class III directors at the 1999 annual meeting. If the nominees are not available as candidates when the election occurs, the persons named in the proxy may, within their discretion, vote for the election of such other persons as the Board of Directors may designate or to reduce the number of directors correspondingly. The Company has no reason to believe that the nominees will not be available for election.

BOARD OF DIRECTORS

    During the fiscal year ended June 30, 1999, the Company's Board of Directors held two meetings and acted by written consent on three occasions. The Board of Directors has a standing Audit Committee composed of Messrs. Benjamin, Pitlor and Shannon. The functions of the Audit Committee include (i) monitoring the independence of the Company's independent accountants, (ii) reviewing and overseeing the preparation of the Company's financial statements and (iii) overseeing the Company's accounting procedures and internal controls generally. The Audit Committee held one meeting during the fiscal year ended June 30, 1999. The Board does not have standing nominating or compensation committees.

    Information as to ownership of the Company's securities by the nominees for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

                               EXECUTIVE OFFICERS

    The Company's executive officers as of June 30, 1999 were as follows:

               NAME                      AGE                                     POSITION
- -----------------------------------      ---      ----------------------------------------------------------------------
Richard E. Forkey..................          59   President, Treasurer
Jack P. Dreimiller.................          51   Senior Vice President, Finance, Chief Financial Officer and Clerk
Kumar M. Khajurivala...............          49   Vice President, Operations

    Mr. Forkey has been the President, the Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

    Mr. Dreimiller has been Senior Vice President, Finance and Chief Financial Officer since April 1992 and Clerk since January 1998.

    Mr. Khajurivala has been Vice President, Operations since January 1997. From March 1986 to January 1997, he was Senior Thin Film Physicist of the Company.

ITEM 2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF ORGANIZATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

    The Board of Directors has unanimously approved and proposed for submission to the stockholders of the Company an amendment to the Company's Articles of Organization pursuant to which the aggregate number of shares of Common Stock, $.01 par value, that the Company shall have the authority to issue would be increased from 10,000,000 to 20,000,000 shares. If the above amendment is approved, Section 3 of the Company's Articles of Organization would be amended to read as follows:

    "3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                                                        NO PAR VALUE        WITH PAR VALUE
                                                        -------------  -------------------------
                                                           NUMBER         NUMBER
                    CLASS OF STOCK                        OF SHARES     OF SHARES     PAR VALUE
- ------------------------------------------------------  -------------  ------------  -----------
Common................................................         None      20,000,000   $     .01
Preferred.............................................         None            None        n/a"

    Subject to favorable stockholder action, the proposed amendment would become effective upon the filing of Articles of Amendment with the Secretary of State of The Commonwealth of Massachusetts, which would be expected to occur shortly after stockholder approval of this amendment. Upon filing of such amendment, all stockholders of the Company would be bound by the amendment, whether or not they voted for it.

    As of September 30, 1999, 7,687,595 shares of the Company's Common Stock were issued and outstanding. An additional 586,500 shares are reserved for issuance upon the exercise of stock options granted under the 1989 Stock Option Plan of the Company, 1,200,000 shares were previously reserved for issuance under the 1997 Incentive Plan of the Company, 144,000 have been reserved for issuance upon the exercise of stock options granted outside the plans, 500,000 shares have been reserved for issuance upon the exercise of warrants (the "1998 Warrants") issued in connection with a private placement of shares completed in June 1998 and 1,000,000 shares are reserved for issuance upon the exercise of warrants issued in connection with a private placement of shares completed in August 1999. The warrants issues in these two private placements were issued to investment funds affiliated with Austin Marxe, a director of the Company. In order to have sufficient authorized shares available to meet its obligations (i) in respect of stock option awards authorized but not yet made under the 1997 Incentive Plan and (ii) in respect of stock options and warrants issued but not yet exercised, the Company must increase its number of authorized shares of Common Stock. Until there are sufficient authorized shares of Common Stock of the Company available to meet such obligations, (i) the holders of the 1998 Warrants have agreed not to exercise such warrants, (ii) the Board of Directors will not make further awards under the 1997 Incentive Plan to the extent that the number of shares of Common Stock issuable pursuant to such awards plus the number of shares of Common Stock currently outstanding plus the number of shares of Common Stock issuable pursuant to stock options and warrants issued but not yet exercised (other than the 1998 Warrants) would exceed the number of authorized shares of Common Stock and (iii) the number of shares of Common Stock reserved for issuance pursuant to the 1998 Warrants has been reduced to zero and the number of shares of Common Stock reserved for issuance pursuant to the 1997 Incentive Plan has been reduced to 525,000.

    Approval of the proposed amendment will enable the Company to meet its obligations pursuant to outstanding warrants and stock options and to issue the maximum number of shares authorized to be issued under the 1997 Incentive Plan. The Board of Directors believes that the increased number of authorized shares of Common Stock contemplated by the proposed amendment is also desirable because it would leave available for issuance from time to time, without further action or authorization by the stockholders (except as required by law or by the rules of the Nasdaq SmallCap Market), additional shares of Common Stock if needed for such proper corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the raising of additional capital funds through the issuance of additional shares and/or the acquisition by the Company of other companies. While the Company has no immediate plans, nor are there any existing or proposed agreements or understandings to issue any of the additional shares of Common Stock that are the subject of this proposal (except pursuant to the 1997 Incentive Plan and pursuant to the options and warrants described in the previous paragraph), the proposed increase in authorized shares will enable the Board of Directors to move promptly to issue additional shares if appropriate opportunities or corporate purposes should arise. Depending upon the circumstances, the issuance of the additional authorized shares may be authorized by the Board of Directors without any requirement for further stockholder approval, and stockholders have no preemptive rights under the Company's Articles of Organization to subscribe for newly issued shares. The additional shares of Common Stock authorized under the proposed amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as shares of Common Stock currently outstanding.

    The Board does not intend to issue any Common Stock to be authorized under the amendment except upon terms that the Board deems to be in the best interests of the Company. Stockholders should be aware, however, that the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on equity of the present holders of Common Stock and their voting rights.

    Financial statements are omitted from the Proxy Statement as not being material for the exercise of prudent judgment by the stockholders in regard to the proposed amendment. The Company's consolidated financial statements and management's discussion and analysis of results of operations and financial condition are included in the Company's Annual Report for the fiscal year ended June 30, 1999.

    It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the proposed amendment to the Company's Articles of Organization, unless instructed to the contrary. If the proposed amendment is not approved by the stockholders, the increase in authorized Common Stock will not take effect. The affirmative vote of a majority of the votes of holders of all issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting is required to authorize the proposed amendment.

    The Board of Directors unanimously recommends a vote FOR the proposed amendment.

                  COMPENSATION AND OTHER MATERIAL TRANSACTIONS
                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer at June 30, 1999 and the most highly paid executive officers who served as executive officers at June 30, 1999 whose total annual salary and bonuses for the fiscal year ended June 30, 1999 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                                            LONG TERM COMPENSATION
                                                                                          --------------------------
                                                                                            AWARDS
                                                                                          -----------
                                                     ANNUAL COMPENSATION                  SECURITIES      PAYOUTS
                                      --------------------------------------------------  UNDERLYING   -------------
    NAME AND PRINCIPAL POSITION                                           OTHER ANNUAL      OPTIONS      ALL OTHER
         AT FISCAL YEAR END             YEAR     SALARY($)   BONUS($)    COMPENSATION($)   (NUMBER)    COMPENSATION($)
- ------------------------------------  ---------  ---------  -----------  ---------------  -----------  -------------

Richard E. Forkey...................       1999    155,002         -0-          5,484(1)         -0-       6,692(2)
President, Chief Executive Officer         1998    153,213         -0-         13,052(1)         -0-       6,692(2)
                                           1997    138,412         -0-         13,691(1)         -0-       6,692(2)

Jack P. Dreimiller..................       1999    128,257         -0-          2,551(3)         -0-       2,025(4)
Senior Vice President Finance,             1998    121,040         -0-          2,071(3)      25,000       2,025(4)
Chief Financial Officer and Clerk          1997    116,020       2,000          2,097(3)      25,000           -0-

Kumar M. Khajurivala................       1999    123,473         -0-         21,314(3)         -0-       2,165(4)
Vice President                             1998    118,031         -0-          2,052(3)     100,000       2,165(4)
Operations                                 1997    107,760       2,500          2,091(3)      40,000           -0-

- ------------------------

(1) Includes $2,384, $11,052 and $11,059 for car expense for 1999, 1998, and
    1997, respectively, and $1,131 for Company's matching contribution to Profit Sharing Plan in 1997.

(2) Represents premiums for a life insurance policy and a disability insurance policy.

(3) Represents Company's matching contribution to Profit Sharing Plan, and in 1999 for Mr. Khajurivala, includes $18,845 for payment of accrued vacation time.

(4) Represents premiums for a life insurance policy.

    OPTION GRANTS IN LAST FISCAL YEAR

    There were no grants of stock options made by the Company during the fiscal year ended June 30, 1999 to its Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table summarizes for each of the named executive officers (i) the total number of shares received upon exercise of stock options during the fiscal year ended June 30, 1999, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at June 30, 1999 and (iv) the value of unexercised in-the-money options, if any, held at June 30, 1999. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 1999, which was $1.00 per share. The underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise.

                                                                                FISCAL-YEAR-END OPTION VALUES
                                                                     UNEXERCISED OPTIONS           VALUE OF UNEXERCISED
                                                                      AT FISCAL-YEAR END           IN-THE-MONEY OPTIONS
                                                                  --------------------------      AT FISCAL YEAR-END ($)
                              SHARES ACQUIRED ON       VALUE      EXERCISABLE  UNEXERCISABLE  ------------------------------
            NAME               EXERCISE (NUMBER)    REALIZED($)    (NUMBER)      (NUMBER)      EXERCISABLE    UNEXERCISABLE
- ----------------------------  -------------------  -------------  -----------  -------------  -------------  ---------------
Richard E. Forkey...........             -0-               -0-           -0-           -0-            -0-             -0-
Jack P. Dreimiller..........             -0-               -0-        93,750        31,250            -0-             -0-
Kumar M. Khajurivala........             -0-               -0-       116,250        81,250            -0-             -0-

LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The Company made no awards under a long term incentive plan in the fiscal year ended June 30, 1999.

DIRECTOR COMPENSATION

    The Company pays each director who is not also an employee of the Company $250.00 per meeting which the director attends and reimburses the director for travel expenses.

    In addition, during the fiscal year ended June 30, 1999, the Company issued pursuant to its 1997 Incentive Plan stock options exercisable for a total of 5,000 shares of the Company's Common Stock to each of Messrs. Benjamin, Pitlor, Marxe, Shannon and Dr. Macleod. Each of these options is immediately exercisable at a price per share of $1.312.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    The Company has no employment contracts in place with any named executive officers. The Company also has no compensatory plan or arrangement with respect to any named executive officer where such plan or arrangement will result from the resignation, retirement, or any other termination of such executive officer's employment with the Company and its subsidiaries or from a change in control of the Company or a change in the named executive officers' responsibilities following a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    During the fiscal year ended June 30, 1999, one form filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 on behalf of Kumar M. Khajurivala did not report one transaction a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has an arrangement with J.R. Pitlor ("J.R. Pitlor"), a company wholly owned by Mr. Pitlor, a director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee not to exceed $5,000 a month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. The Company paid J.R. Pitlor for consulting services aggregate fees of approximately $180,000 from July 1, 1996 to June 30, 1999.

    The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc. ("Equity"), a company wholly owned by Mr. Forkey, the President and Treasurer and a director of the Company, under a Lease Agreement dated January 2, 1989, at an annual base rent of $108,000. The Company pays Equity in monthly installments of $9,000. The lease expires December 31, 1999.

    On April 29, 1999 the Company borrowed $175,000 from Austin Marxe, a director of the Company. The Company repaid this amount plus $188.37 in interest to Mr. Marxe on May 3, 1999. In private placements completed in June 1998 and August 1999, respectively, the Company issued to investment funds affiliated with Mr. Marxe: (i) 500,000 shares of its Common Stock and warrants exercisable for an additional 500,000 shares, and (ii) 1,000,000 shares of its Common Stock and warrants exercisable for an additional 1,000,000 shares.

    The Company has paid legal fees to Ropes & Gray, a law firm of which Mr. Benjamin, a director of the Company, is a retired partner, of approximately $35,255 for fiscal year 1997, $111,696 for fiscal year 1998, and $124,650 for fiscal year 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the Company's Common Stock owned as of the close of business on September 30, 1999, the record date for the 1999 Annual Meeting, by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, other than directors' qualifying shares, (iii) each of the Company's most highly paid executive officers whose cash compensation exceeds $100,000 who beneficially owns the Company's or its subsidiaries' Common Stock, and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the person listed in the table.

                                                              AMOUNT AND NATURE
                                                                     OF
               NAME AND ADDRESS                                  BENEFICIAL
               OF BENEFICIAL OWNER                              OWNERSHIP(1)     PERCENT(2)
- ------------------------------------------------------------  -----------------  -----------

David M. Greenhouse.........................................      3,337,600(3)       36.33%
c/o Special Situations Fund III, L.P.
153 East 53rd Street
New York, NY 10022

DIRECTORS AND OFFICERS

Edward A. Benjamin*.........................................         37,500(4)       **
c/o Ropes & Gray
One International Place
Boston, MA 02110

                                                              AMOUNT AND NATURE
                                                                     OF
               NAME AND ADDRESS                                  BENEFICIAL
               OF BENEFICIAL OWNER                              OWNERSHIP(1)     PERCENT(2)
- ------------------------------------------------------------  -----------------  -----------
Richard E. Forkey*..........................................      1,786,017          23.23%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

H. Angus Macleod*...........................................         17,500(5)       **
c/o Thin Film Center, Inc.
2745 East Via Rotonda
Tucson, AZ 85716

Austin W. Marxe*............................................      3,342,600(6)       36.36%
c/o Special Situations Fund III, L.P.
153 East 53rd Street
New York, NY 10022

Joel R. Pitlor*.............................................        134,517(7)        1.74%
c/o J.R. Pitlor
19 Chalk Street
Cambridge, MA 02139

Robert R. Shannon*..........................................         54,000(8)       **
7040 E. Taos Place
Tucson, AZ 85715

Jack P. Dreimiller..........................................         96,250(5)        1.24%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

Kumar M. Khajurivala........................................        166,250(9)        2.13%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

All officers and directors as a group, including those named
above (8 persons)...........................................      5,634,634(10)      59.16%

- ------------------------

*   Director

** The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

(1) Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares, sole voting power and investment power.

(2) Percentages are calculated on the basis of the amount of outstanding Common Stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges, or other rights.

(3) Represents (i) 725,000 shares, and 725,000 shares which may be acquired upon the exercise of outstanding warrants, owned of record by Special Situations Private Equity Fund, L.P. ("SSPEF"), (ii) 712,600 shares and 375,000 shares which may be acquired upon the exercise of outstanding warrants, owned of record by Special Situations Fund III, L.P. ("SSF III"), (iii) 275,000 shares, and 275,000 shares which may be acquired upon the exercise of outstanding warrants, owned of record by Special Situations Technology Fund, L.P. ("SSTF") directly, and (iv) 125,000 shares, and 125,000 shares which may be acquired upon the exercise of outstanding warrants, owned of record by Special Situations Cayman Fund, L.P. ("SSCF"). SSPEF, SSF III, SSTF and SSCF are affiliated entities managed through investment advisors principally owned by Austin W. Marxe, a director of the Company, and David M. Greenhouse, each of whom possesses voting and dispositive power over shares beneficially owned by such entities.

(4) Includes 32,500 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(5) Represents shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(6) Includes (i) 3,337,600 shares owned by SSPEF, SSF III, SSTF or SSCF, 1,500,000 of which may be acquired upon the exercise of outstanding stock options and warrants (see footnote (3) above), and (ii) 5,000 shares which may be acquired upon the exercise of outstanding stock options awarded to Mr. Marxe personally in his capacity as a Director of the Company. SSPEF, SSF III, SSTF and SSCF are affiliated entities managed through investment advisors principally owned by Mr. Marxe and David Greenhouse, each of whom possess voting and dispositive power beneficially owned by such entities.

(7) Includes 25,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(8) Includes 44,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(9) Includes 116,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(10) Includes 1,836,500 shares which may be acquired within sixty days upon the exercise of outstanding stock options and warrants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The directors have appointed Arthur Andersen LLP to examine the Company's financial statements for fiscal year 2000. The Company expects that a representative of Arthur Andersen LLP will be present at the annual meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             SHAREHOLDER PROPOSALS

    Shareholders may present proposals for inclusion in the 2000 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 16, 2000 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

    Under recent changes to the Federal proxy rules, if a Shareholder who wishes to present a proposal at the Company's 2000 Annual Meeting that will not be included in the Company's proxy statement for such Annual Meeting fails to notify the Company of his or her desire to do so by August 30, 2000, then the proxies that the Board of Directors solicits for the 2000 Annual Meeting will include discretionary authority to vote on the Shareholder's proposal, if such proposal is properly brought before the meeting.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

- -----------------------------------------
  PRECISION OPTICS CORPORATION, INC.
- -----------------------------------------

1. Election of two Class III Directors. The nominees for the Board of Directors to serve for a three-year term as Class III Directors:

                                              For All        With-      For All
                                             Nominees        hold       Except
              H. Angus MacLeod
              Robert R. Shannon               / /           / /         / /




   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

CONTROL NUMBER:
RECORD DATE SHARES:

2. Approval of proposed amendment to           For       Against     Abstain
   the Company's Articles of Organization
   to increase the Company's number of         / /         / /         / /
   authorized shares of Common Stock from
   10,000,000 to 20,000,000.

                                               -------
   Please be sure to sign and date this Proxy.  Date
- ------------------------------------------------------

      Shareholder sign here --------------- Co-owner sign here ----------

   Mark box at right if an address change or comment has been / / noted on the reverse side of this card.

DETACH CARD                                                       DETACH CARD

                  PRECISION OPTICS CORPORATION, INC.

   Dear Shareholder,

   Please take note of the important information enclosed with this Proxy Ballot. The Proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

   Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

   Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

   Your vote must be received prior to the Annual Meeting of Shareholders on November 9, 1999.

   Thank you in advance for your prompt consideration of these matters.

   Very truly yours,

   Precision Optics Corporation, Inc.

                     PRECISION OPTICS CORPORATION, INC.

                            COMMON STOCK PROXY

The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 14, 1999. In connection with the Annual Meeting mentioned below, the undersigned hereby appoint(s) Richard E. Forkey and Jack P. Dreimiller as attorneys of the undersigned, each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc., to be held on November 9, 1999, at 10:00 A.M., at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and at any adjournment or postponement thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE HEREOF OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES AND FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION TO INCREASE THE COMPANY'S NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000.

- -------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                      ENVELOPE.
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
- -------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
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